March 23, 2023

BNY MELLON Global Equity Income FUND

Supplement to Current Summary Prospectus and Prospectus

Effective on or about March 31, 2023 (the "Effective Date"), the following information supplements and replaces any contrary information in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the fund's prospectus:

Newton Investment Management Limited (NIM), the fund's sub-adviser, has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (NIMNA), to enable NIMNA to provide certain advisory services to NIM for the benefit of the fund, including, but not limited to, portfolio management services.

The fund is managed by a team of portfolio managers employed by NIM and NIMNA. The team consists of Jon Bell, Robert Hay and James Lydotes. Messrs. Bell and Hay have each been a primary portfolio manager of the fund since March 2020. Mr. Lydotes has been a primary portfolio manager of the fund since March 2023. Messrs. Bell and Hay are investment managers for NIM's Global Equity Income strategy. Mr. Lydotes is the Deputy Chief Investment Officer of the Equity division and a portfolio manager at NIMNA.

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As of the Effective Date, the following information supplements and replaces any contrary information in the section "Fund Details – Management" in the fund's prospectus:

Newton Investment Management Limited (NIM), the fund's sub-adviser, has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (NIMNA), to enable NIMNA to provide certain advisory services to NIM for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of NIM and BNY Mellon Investment Adviser, Inc., the fund's investment adviser. NIMNA is also an affiliate of BNYM Investment Adviser. NIMNA is an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. NIMNA's principal office is located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108. As of December 31, 2022, NIMNA had approximately $52.3 billion in assets under management. A discussion regarding the basis for the board's approving the sub-sub-investment advisory agreement between NIM and NIMNA will be available in the fund's next shareholder report.

The fund is managed by a team of portfolio managers employed by NIM and NIMNA. The team consists of Jon Bell, Robert Hay and James Lydotes. Messrs. Bell and Hay have each been a primary portfolio manager of the fund since March 2020 and Mr. Lydotes has been a primary portfolio manager of the fund since March 2023. They are jointly and primarily responsible for managing the fund's portfolio. Mr. Bell is an investment manager for the Global Equity Income strategy at NIM, which he joined in 1995. Mr. Hay is an investment manager for the Global Equity Income strategy at NIM, which he joined in 2000. Mr. Lydotes is the Deputy Chief Investment Officer of the Equity division and a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2007.

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